Form **8937**
(December 2011)
Department of the Treasury
Internal Revenue Service

# Report of Organizational Actions Affecting Basis of Securities

► See separate instructions.

OMB No. 1545-2224

**Part I Reporting Issuer**

| | | | |
|---|---|---|---|
| 1 Issuer's name<br>ORIENT PAPER, INC. | | | 2 Issuer's employer identification number (EIN)<br>20-4158835 |
| 3 Name of contact for additional information<br>WINSTON C. YEN | 4 Telephone No. of contact<br>562-818-3817 | | 5 Email address of contact<br>ir@orientpaperinc.com |
| 6 Number and street (or P.O. box if mail is not delivered to street address) of contact<br>SCIENCE PARK, JULI RD. XUSHUI COUNTY, BAODING | | | 7 City, town, or post office, state, and Zip code of contact<br>HEBEI, CHINA 072550 |
| 8 Date of action<br>FEBRUARY 27, 2013 | 9 Classification and description<br>DISTRIBUTION OF CASH | | |
| 10 CUSIP number<br>68619F 205 | 11 Serial number(s) | 12 Ticker symbol<br>NYSE MKT: ONP | 13 Account number(s) |

**Part II Organizational Action** Attach additional statements if needed. See back of form for additional questions.

14 Describe the organizational action and, if applicable, the date of the action or the date against which shareholders' ownership is measured for the action ► THE BOARD OF DIRECTORS OF ORIENT PAPER INC. ("ORIENT PAPER") DECLARED "QUARTERLY DIVIDEND" TO ITS SHARHOLDERS ON RECORD AND MADE CASH DISTRIBUTIONS OF $0.0125 PER SHARE EACH TIME ON 7/2/2012, 10/1/2012 and 12/31/2012 FOR A TOTAL AMOUNT OF $692,242 DURING THE CALENDAR YEAR OF 2012. ON FEBRUARY 27, 2013, ORIENT PAPER DETERMINED THAT THE ENTIRE "QUARTERLY DIVIDEND" DISTRIBUTED IN CALENDAR YEAR 2012 SHOULD BE CLASSIFIED AS TAX-FREE RETURN OF CAPITAL AND NOT AS TAXABLE DIVIDEND.

15 Describe the quantitative effect of the organizational action on the basis of the security in the hands of a U.S. taxpayer as an adjustment per share or as a percentage of old basis ► NONE THE THREE 2012 CASH DISTRIBUTIONS ($0.0125 PER SHARE FOR EACH DISTRIBUTION) IS ESTIMATED TO BE TAXABLE DIVIDEND FOR U.S. INCOME TAX PURPOSES. RATHER, EACH OF THE THREE QUARTERLY CASH DISTRIBUTIONS SHOULD BE TREATED AS A REDUCTION IN THE STOCK BASIS IN EACH SHARE. TO THE EXTENT THAT THE TAX BASIS IN THE SHARE IS REDCUED TO ZERO, THE EXCESS CASH DISTRIBUTION SHOULD BE RECOGNIZED AS CAPITAL GAIN.

16 Describe the calculation of the change in basis and the data that supports the calculation, such as the market values of securities and the valuation dates ► UNDER INTERNAL REVENUE CODE ("IRC") SECTION 316(a), ONLY DISTRIBUTIONS MADE OUT OF THE CORPORATION'S CURRENT YEAR EARNINGS AND PROFITS ("E&P") OR ACCUMULATED E&P ARE TREATED AS "DIVIDENDS." UNDER IRC SECTION 301(c)(2), THE PORTION OF THE DISTRIBUTION WHICH IS NOT A DIVIDEND SHALL BE APPLIED AGAINST AND REDUCE THE ADJUSTED BASIS OF THE STOCK. IN ORDER TO DETERMINE THE PORTION OF ITS CASH DISTRIBUTION THAT SHOULD BE TREATED AS DIVIDEND, ORIENT PAPER PERFORMED A COMPUTATION ON FEBRUARY 27, 2013 OF E&P AS OF 12/31/2011 WITH AN ESTIMATED CURRENT YEAR E&P FOR THE YEAR ENDED 12/31/2012. ACCORDING TO THIS COMPUTATION, ORIENT PAPER DID NOT HAVE ANY ESTAIMTED CURRENT YEAR OR ACCUMULATED E&P. ACCORDINGLY, THE THREE "QUARTERLY DIVIDENDS" IN CALENDAR YEAR 2012 RESULTED IN $0 TAXABLE DIVIDEND AND $0.0375 PER SHARE REDUCTION IN SHAREHOLDER'S BASIS OF ORIENT PAPER COMMON STOCK AS OF 12/31/2012.

**Part II Organizational Action** (continued)

17 List the applicable Internal Revenue Code section(s) and subsection(s) upon which the tax treatment is based ▶

IRC SECTION 301(c), DISTRIBUTION OF PROPERTIES
IRC SECTION 312, EFFECT ON EARNINGS AND PROFITS
IRC SECTION 316, DIVIDEND DEFINED
IRC SECTION 317, PROPERTY DEFINED
OTHER IRC SECTIONS FURTHER DEFINING ADJUSTMENTS TO E&P TO THE EXTENT NOT CONTAINED IN SECTION 312

18 Can any resulting loss be recognized? ▶ N/A

19 Provide any other information necessary to implement the adjustment, such as the reportable tax year ▶ THE ADJUSTMENT TO BASIS SHOULD BE TAKEN INTO ACCOUNT N THE TAX YEAR OF THE SHAREHOLDER DURING WHCIH THE CASH DISTRIBUTION WAS RECEIVED (FOR EXAMPLE, 2012 FOR CALENDAR YEAR TAXPAYERS).

**Sign Here**

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than officer) is based on all information of which preparer has any knowledge.

Signature ▶ Date ▶ 2/28/2013

Print your name ▶ WINSTON C. YEN Title ▶ CFO

**Paid Preparer Use Only**

| Print/Type preparer's name | Preparer's signature | Date | Check ☐ if self-employed | PTIN |
|---|---|---|---|---|
| Firm's name ▶ | | | Firm's EIN ▶ | |
| Firm's address ▶ | | | Phone no. | |

Send Form 8937 (including accompanying statements) to: Department of the Treasury, Internal Revenue Service, Ogden, UT 84201-0054